NOTTINGHAM INVESTMENT TRUST II

                           Investek Fixed Income Trust


                                   SUPPLEMENT
                              Dated April 27, 2000




This Supplement to the Prospectus and Statement of Additional Information of the Investek Fixed Income Trust ("Fund"), a series of the Nottingham Investment Trust II ("Trust"), is to provide further notification to shareholders, potential investors and other interested parties that the Fund's investment advisor, Investek Capital Management, Inc. ("ICM") was acquired by EARNEST
Partners Limited, LLC ("EPL") on December 31, 1999. As a result, the Fund is operating under an Interim Investment Advisory Agreement between the Trust and EPL, which was approved by the Board of Trustees of the Trust at a meeting held on December 20, 1999. Under the federal securities laws, the Interim Investment Advisory Agreement will terminate on May 31, 2000. Accordingly, there will be a special meeting of shareholders on May 25, 2000, at which time shareholders of record on April 7, 2000 (the record date) will be asked to consider and vote upon a proposed Investment Advisory Agreement between the Trust and EPL ("New Advisory Agreement").

You should note that the portfolio management of the Fund will not change as a result of shareholders approving the New Advisory Agreement. The portfolio managers responsible for managing the Fund prior to EPL's acquisition of ICM will continue to manage the Fund under the New Advisory Agreement. You should also be aware that the terms of the New Advisory Agreement are substantially similar to those contained in the previous investment advisory agreement between the Trust and ICM and the Interim Investment Advisory Agreement between the Trust and EPL.




          Investors Should Retain This Supplement for Future Reference
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